Exhibit 99.2

Phase 3 Voyage Study Topline Data Readout

This presentation (the “Presentation”) has been prepared by Definium Therapeutics, Inc. (“Definium”, the “Company”, “we”, “ou r” or “us") solely for informational purposes. This Presentation does not constitute an offering of, or a solicitation of an off er to purchase, securities of Definium and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securitie s. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use shou ld not be construed as an endorsement of the products or services of Definium. Any amounts are in USD unless otherwise noted. Definium’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by any state, pr ovincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accurac y o r adequacy of this Presentation. Any representation to the contrary is a criminal offense. Cautionary Note Regarding Forward - Looking Statements This Presentation contains, and our officers and representatives may from time to time make, “forward - looking statements” within the meaning of applicable securities laws and are prospective in nature. Forward - looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cau se actual results to differ materially from the future results expressed or implied by the forward - looking statements. These sta tements generally can be identified by the use of forward - looking words such as “will”, “may", “should”, “could”, “intend”, “estimate”, “plan”, “antic ipate”, “expect”, “believe”, “potential”, “continue”, “budget”, “scheduled”, “forecasts”, “intends”, “anticipates”, “projects ” o r the negative thereof or similar variations. Forward - looking statements in this Presentation include, but are not limited to, statements regarding the an ticipated design, timing, progress and results of our investigational programs for DT120 oral disintegrating tablet (“ODT”), a p roprietary, pharmaceutically optimized form of lysergide tartrate for the treatment of generalized anxiety disorder, major depressive disorder and posttraumatic stress disorder (incl ud ing the anticipated topline readouts for the Panorama and Ascend studies), DT402, also referred to as R( - ) - MDMA, and any other product candidates; potential expansion of our current pipeline; the success and timing of our developmen t a ctivities; our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtain ing U.S. Food and Drug Administration (“FDA”) or other regulatory approvals; our beliefs regarding potential benefits of our product candidates; our be lief that DT120 ODT represents a best - in - class profile; the potential commercial opportunity for DT120 ODT, if approved, includ ing total addressable market; our plans to continue to advance commercial readiness activities, including market access and provider education; our ca sh position; and the potential for psychedelics as a class of treatment options in psychiatry. There are numerous risks and uncertainties that could cause actual results, plans and objectives to differ materially from th ose expressed in forward - looking statements, including history of negative cash flows, limited operating history, incurrence of fut ure losses, availability of additional capital, compliance with laws and regulations, difficulty associated with research and development, risks associat ed with clinical trials or studies, heightened regulatory scrutiny, early stage product development, clinical trial risks, regul ato ry approval processes, novelty of the psychedelic inspired medicines industry, our ability to maintain effective patent rights and other intellectua l p roperty protection for our product candidates, our expectations regarding the size of the eligible patient populations for ou r l ead product candidates, if approved and commercialized; our ability to identify third - party treatment sites to conduct our trials and our ability to identi fy and train appropriate qualified healthcare practitioners to administer our treatments; the pricing, coverage and reimburse men t of our lead product candidates, if approved and commercialized; the rate and degree of market acceptance and clinical utility of our lead product ca ndidates, in particular, and controlled substances, in general; as well as those risk factors described in the Company's Annu al Report on Form 10 - K for the fiscal year ended December 31, 2025, the Company’s Quarterly Report on Form 10 - Q for the quarterly period ended March 31, 20 26, and the Company’s Quarterly Report on Form 10 - Q for the quarterly period ended June 30, 2026, under headings such as “Specia l Note Regarding Forward - Looking Statements,” and “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and R esults of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all pr ovinces and territories of Canada which are available under the Company's profile on SEDAR+ at www.sedarplus.ca and with the SEC on EDGAR at www.sec.gov. Any forward - looking statement made by Definium in this Presentation is based only on information currently available to the Comp any and speaks only as of the date on which it is made. Except as required by law, the Company undertakes no duty or obligati on to update any forward - looking statements contained in this Presentation as a result of new information, future events, changes in expectations or otherwise. Cautionary Note Regarding Regulatory Matters The United States federal government regulates drugs through the Controlled Substances Act. DT120 ODT is a proprietary, pharm ace utically optimized form of lysergide D - tartrate and DT402, or R( - ) - MDMA, is our proprietary form of the R - enantiomer of MDMA (3,4 - methylenedioxymethamphetamine). Lysergide and MDMA are Schedule I substances under the Controlled Substances Act. While the Company is focused on programs using psyche de lic or hallucinogenic compounds and non - hallucinogenic derivatives of these compounds, including in DT120 ODT, DT402 and its other product candidates, the Company does not have any direct or indirect involvement wit h the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro - pharmaceutical drug development company and does not deal with psychedelic or hallucinogenic substances except within laboratory and clinica l t rial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to app lic able regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully develo ped . Market and Industry Data This Presentation includes market and industry data that has been obtained from third party sources, including industry publi cat ions. Definium believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there i s n o assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been ob tai ned from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included informatio n. Although the data is believed to be reliable, Definium has not independently verified any of the data from third party sources referred to in this Pr esentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to re search reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or artic le. Definium does not make any representation as to the accuracy of such information. Voyage Topline Results | August 2026 2 Disclaimer

Opening Remarks Rob Barrow Chief Executive Officer

Thank you to our study participants, investigators and partners who made Voyage possible

Significant need for innovation in the treatment of GAD 5 Population prevalence increased from 3% to 10% over last 20 years 1 No new drugs approved for GAD since 2007 Significant disease burden , with impairment in daily functioning, work productivity and quality of life Voyage Topline Results | August 2026 1. Generalized Anxiety Disorder, https:// www.nimh.nih.gov /health/statistics/generalized - anxiety - disorder; Mental and Substance Use Disorders Prevalence Study, https:// www.rti.org /publication/mental - substance - use - disorders - prevalence - study - findings - report GAD: generalized anxiety disorder

Second Positive Pivotal Readout for DT120 ODT

Definium THERAPEUTICS

Generalized Anxiety Disorder (GAD)

Voyage

n=214
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Met All Primary & Key Secondaries[2]

Panorama

n=245
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Anticipated Topline Readout September 2026

Major Depressive Disorder (MDD)

Emerge

n=149
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Met All Primary & Key Secondaries[2]

Ascend

Target n=165[1]
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Enrolling

Posttraumatic Stress Disorder (PTSD)

Haven

Target n=200[1]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Planning

1. Clinical study designs subject to change based on ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols
2. Includes the primary endpoint and all hierarchically controlled key secondary endpoints.

DB: double blind; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial; Δ: placebo-adjusted delta

Voyage Topline Results | August 2026 ◆ 6

Voyage Results Demonstrate Potential Best-in-Class Efficacy in Generalized Anxiety Disorder[1]

Definium THERAPEUTICS

Rapid, robust and durable efficacy after single dose	▪ All primary and key secondary endpoints highly statistically significant ▪ 5.4 point HAM-A improvement over placebo at week 12 primary endpoint (p<0.0001) ▪ 7.7 point HAM-A improvement over placebo at week 1 (p<0.0001) ▪ 0.8 point CGI-S improvement over placebo at day 2 (p<0.0001)
Limited side effect burden	▪ DT120 ODT generally well tolerated and no new safety signals were identified[2] ▪ No suicidality signal observed or suicidal behavior
Efficient session dynamics	▪ 6.4 hour average time to clear End of Session Checklist (EoSC) ▪ 92% participants cleared EoSC by 8 hours

1. Source: Voyage study documents. Safety population in study part A (through week 12)
2. At the time of the analysis, a total of 13 participants reported a treatment emergent serious adverse event across all studies of DT120, including 1 SAE deemed treatment-emergent in Part B of Voyage, resulting in an SAE rate of approximately 1.7% across studies and populations. Part B safety data are expected to be shared in a future presentation.

AE: adverse event; CGI-S: Clinical Global Impression-Severity Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; MDD: major depressive disorder; ODT: orally disintegrating tablet; SAEs: serious adverse events

Voyage Topline Results | August 2026 ◆ 7

Continuing to Build Potentially Practice-Changing Evidence[1]

Definium THERAPEUTICS

	Generalized Anxiety Disorder (GAD)		Major Depressive Disorder (MDD)
	Phase 2b Study MMED008	Voyage	Emerge
Primary endpoint[2] DT120 vs. placebo	**-7.7** *(-21.9 DT120 vs. -14.2 placebo)* at Week 12	**-5.4** *(-11.6 DT120 vs. -6.2 placebo)* at Week 12	**-8.1** *(-13.3 DT120 vs. -5.2 placebo)* at Week 6
p-value	**<0.01**	**<0.0001**	**<0.0001**
Cohen's d	**0.81**	**0.81**	**0.83**

Consistent effect size greater than *d* = 0.8 across multiple studies & indications

1. The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison.
2. Primary endpoint in Voyage is the change from baseline in HAM-A total score at Week 12; in Study MMED008 the primary endpoint was change from baseline in HAM-A total score at week 4. Primary endpoint in Emerge was the change from baseline in MADRS score at Week 6.

DB: double blind; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial; Δ: placebo-adjusted delta; TBD: to be determined

Voyage Topline Results | August 2026 8

Voyage Topline Results | August 2026 9 DT120’s Efficacy Stands Out Compared to Approved GAD Treatments 1 DT120 effect size is more than double the GAD standard of care 1) The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head - to - head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results fo r e ach drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented. Bu spirone and benzodiazepines are approved for anxiety disorders which include GAD; 2) Source: Voyage study documents; 3) R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481; 4) RB Hidalgo, J Psychopharmacol . 2007 Nov;21(8):864 - 72 GAD: generalized anxiety disorder , SRI: serotonin reuptake inhibitors 0.81 0.81 0.38 0.36 0.17 0.0 0.2 0.4 0.6 0.8 1.0 Effect Size 4 Benzodiazepines SRIs Buspirone 4 4 2 3 Phase 2b

Phase 3 Voyage Study Results Part A – Topline Results Dan Karlin, MD Chief Medical Officer

Voyage Trial Design

Definium THERAPEUTICS

PHASE 3 STUDY[1]

Voyage

Part A
12 Week Randomized, Double-Blind

Single Dose

n=107	DT120 ODT 100 µg
n=107	Placebo

Part B
40 Week Extension with Opportunity for Open-Label Treatment

Up to four open-label doses of DT120 ODT 100 µg

Follow-up Observation
GAD-7 (ePRO): biweekly
HAM-A (central rater): monthly or when GAD-7 ≥ 10

Potential Treatment
Eligible for open-label treatment if HAM-A ≥ 16

Primary Endpoint HAM-A at Week 12

1. Source: Definium internal study documents.

ePRO: electronic Patient-Reported Outcome; GAD: generalized anxiety disorder; GAD-7: a multipurpose instrument for screening, diagnosing, monitoring and measuring the severity of anxiety; HAM-A: Hamilton Anxiety Rating Scale; ODT: orally disintegrating tablet; µg: microgram

Voyage Topline Results | August 2026 ◆ 11

12 ITT: intent to treat; ODT: orally disintegrating tablet Participant Disposition Voyage Topline Results | August 2026 Randomized n=214 DT120 ODT n=107 Placebo ODT n=107 ▪ 100% included in ITT population ▪ 90% completed Part A ▪ 100% included in ITT population ▪ 88% completed Part A

13 1. Based on ITT population. 2. Mean (SD). 3. The HAM - A is a 14 - item clinician - rated outcome measure assessing various domains of anxiety with a range of 0 - 56. In Voyage, HAM - A ratings were assessed by central raters blinded to both treatment assignment and visit number. 4. The CGI - S is a clinician - rated outcome measure assessing overall severity of illness with a range of 1 to 7. 5. Psychedelics include LSD, psilocybin, dimethyltryptamine and other classic serotonergic psychedelics. CGI - S: Clinical Global Impressions – Severity Scale; HAM - A: Hamilton Anxiety Rating Scale; ITT: intent to treat; LSD: lysergic a cid diethylamide; ODT: orally disintegrating tablet Demographics & Baseline Characteristics 1 Overall n=214 Placebo ODT n=107 DT120 ODT n=107 Demographic 42.1 42.8 41.5 Mean age (years) 64% 69% 59% Sex (% female) 72% 72% 73% Race (% white) 27.9 (5.7) 27.4 (5.5) 28.4 (5.9) Baseline HAM - A score 2,3 4.6 (0.6) 4.6 (0.6) 4.6 (0.6) Baseline CGI - S score 2,4 Past Psychedelic Use, n (%) 45 (21%) 27 (25%) 18 (17%) Any psychedelic 5 19 (9%) 9 (8%) 10 (9%) LSD Voyage Topline Results | August 2026

14 1. Based on ITT population 2. Mean (SD) 3. Eligibility criteria required a baseline HAM - A score of 20 or greater; Moderate symptoms are defined as a HAM - A score of 16 – 23 . GAD: generalized anxiety disorder; HAM - A: Hamilton Anxiety Rating Scale; ITT: intent to treat; MDD: major depressive disorder; ODT: orally disintegrating tablet; SD: standard deviation Baseline Characteristics | Representative of GAD Patients with High Burden of Disease 1 Voyage Topline Results | August 2026 Overall n=214 Placebo ODT n=107 DT120 ODT n=107 Diagnostic Trait 27.9 (5.7) 27.4 (5.5) 28.4 (5.9) HAM - A score 2 HAM - A severity, n (%) 54 (25%) 28 (26%) 26 (24%) Moderate (<24) 3 160 (75%) 79 (74%) 81 (76%) Severe (≥24) Number of past GAD treatments, n (%) 71 (33%) 36 (34%) 35 (33%) 0 65 (30%) 34 (32%) 31 (29%) 1 78 (36%) 37 (35%) 41 (38%) 2+ 80 (37%) 37 (35%) 43 (40%) Comorbid MDD, n (%) 13.5 (4.5) 13.5 (4.4) 13.6 (4.6) MADRS score 2 12.0 (10.9) 12.9 (11.6) 11.1 (10.1) Years since Diagnosis of GAD 2 23.8 (14.1) 25.7 (14.4) 21.9 (13.7) Years since Onset of GAD Symptoms 2

Primary Endpoint: HAM - A Change from Baseline to Week 12 15 1. Source: Voyage study documents. ITT population. 2. Primary endpoint of the study was change in HAM - A at week 12 using a Mixed - Effects Model Repeated Measures (MMRM) statistical an alysis with reference - based imputation. HAM - A: Hamilton Anxiety Rating Scale; LS Mean: least squares mean; ODT: orally disintegrating tablet; SEM: standard error of the mean DT120 ODT Showed Statistically & Clinically Significant HAM - A Improvements at All Timepoints 1,2 Voyage Topline Results | August 2026 -15 -10 -5 0 LS Mean Change (SEM) in HAM - A score **** **** **** **** **** Week 1 Week 2 Week 4 Week 8 Week 12 Change from Baseline 2 ▪ Week 1: - 11.9 points ▪ Week 4: - 12.5 points ▪ Week 8: - 12.1 points ▪ Week 12: - 11.6 points Improvement over Placebo 2 ▪ Week 1: - 7.7 points ▪ Week 4: - 6.8 points ▪ Week 8: - 5.5 points ▪ Week 12: - 5.4 points ****p<0.0001 Placebo ODT DT120 ODT Highlights

16 1. Source: Voyage study documents. ITT population. 2. Key secondary endpoints of the study was change in CGI - S at day 2 and week 12 using a Mixed - Effects Model Repeated Measures (MMR M) statistical analysis with reference - based imputation. CGI - S: Clinical Global Impressions – Severity scale; LS Mean: least squares mean; ODT: orally disintegrating tablet; SEM: standa rd error of the mean DT120 ODT Showed Statistically & Clinically Significant CGI - S Improvements on at All Timepoints 1,2 Voyage Topline Results | August 2026 Change from Baseline 2 ▪ Day 2: - 1.0 points ▪ Week 1: - 1.4 points ▪ Week 4: - 1.3 points ▪ Week 8: - 1.1 points ▪ Week 12: - 1.0 points Improvement over Placebo 2 ▪ Day 2: - 0.8 points ▪ Week 1: - 1.1 points ▪ Week 4: - 0.7 points ▪ Week 8: - 0.6 points ▪ Week 12: - 0.6 points -1.5 -1.0 -0.5 0.0 LS Mean Change (SEM) in CGI - S score Placebo ODT DT120 ODT **** **** **** **** **** Week 1 Week 2 Week 4 Week 8 Week 12 **** Day 2 Key Secondary Endpoint: CGI - S Change from Baseline to Week 12 Highlights ****p<0.0001

17 DT120 ODT Effects Supported by Robust, Clinically Significant Response and Remission Rates 1 Voyage Topline Results | August 2026 14% 4% 0% 10% 20% 30% 40% 50% 60% Remission HAM - A ≤ 7 Remission Rate at Week 12 43% 16% 0% 10% 20% 30% 40% 50% 60% Response HAM - A ≥ 50% Improvement Response Rate at Week 12 1. Source: Voyage study documents. ITT population. Pre - planned secondary endpoints. HAM - A: Hamilton Anxiety Rating Scale; ODT: orally disintegrating tablet *p<0.05, **p<0.0001 ** * Placebo ODT DT120 ODT 51% 23% 0% 10% 20% 30% 40% 50% 60% Mild or better HAM-A < 16 ** Odds ratio: 3.9 Odds ratio: 3.5 Odds ratio: 4.0 Mild or Better at Week 12

18 1. Source: Voyage study documents. Subgroup analysis of ITT population. 2. Data presented as Least Squares mean ± standard error. 3. For each subgroup, the change from baseline in HAM - A total score is analyzed using the same MMRM model as the primary efficacy a nalysis. If the number of patients is small for a subgroup, the treatment difference will not be stable as it would be highly sensitive to outliers. Δ : change ; HAM - A: Hamilton Anxiety Rating Scale; MMRM: Mixed - Effects Model Repeated Measures Treatment Effect Maintained Across Key Subgroups – Including Those Failed by 2+ Prior Treatments 1 Voyage Topline Results | August 2026 Placebo Adjusted Δ Subgroup Analysis of HAM - A Change at Week 12 2, 3 7 6 5 4 3 2 1 0 - 1 - 2 - 3 - 4 - 5 - 6 - 7 All participants Time since onset <22 yrs (n=107) > 22 yrs (n=107) Previous GAD Medications Less than two (n=136) Two or more (n=78) Sex Male (n=77) Female (n=137) Favors DT120 Favors Placebo

DT120 ODT was Generally Well-Tolerated and Consistent with Prior Clinical Experience[1]

Definium THERAPEUTICS

Favorable tolerability profile	▪ AE profile consistent with prior studies of DT120 ▪ All adverse events (AEs) were mild-to-moderate in severity ▪ Most treatment emergent AEs (TEAEs) occurred and resolved on dosing day ▪ No serious adverse events (SAEs) in DT120 ODT arm[2]
No suicidal behavior or suicidality signal[3]	▪ No suicidal or self-injurious behavior ▪ No indication of increased suicide-related risk

1. Source: Voyage study documents. Safety population in study part A (through week 12).
2. At the time of the analysis, a total of 13 participants reported a treatment emergent serious adverse event across all studies of DT120 ODT, including 1 SAE deemed treatment-emergent in Part B of Voyage, resulting in an SAE rate of approximately 1.7% across studies and populations. Part B safety data are expected to be shared in a future presentation.
3. Participant suicidality assessment based on changes in C-SSRS.

ODT: orally disintegrating tablet

Voyage Topline Results | August 2026 ◆ 19

Voyage Topline Results | August 2026 20 Adverse Events were Mild - to - Moderate in Severity 1,2 Placebo ODT n=107 DT120 ODT n=107 Adverse Event 74 (69%) 106 (99%) Any TEAE 49 (46%) 65 (61%) Mild 24 (22%) 41 (38%) Moderate 1 (1%) 3 0 Severe 51 (48%) 102 (95%) Any Study Drug - Related TEAE 30 (28%) 100 (94%) Any Adverse Event of Special Interest (AESI) 3 (3%) 0 Any Treatment - Emergent SAE 0 1 (1%) 4 Any TEAE Leading to Discontinuation 0 0 Any TEAE Leading to Death 1. Source: Voyage study documents. Safety population in study part A. 2. Adverse events were collected in accordance with FDA Final Guidance for Psychedelic Drug Development, which includes expected ef fects characterized as positive, favorable, or neutral. 3. Severe adverse event was diverticulitis occurring approximately 9 weeks after dose. 4. One participant discontinued due to a recurrence of depression approximately 6 weeks after dose. AESI: adverse event of special interest; ODT: orally disintegrating tablet; SAE: serious adverse event; TEAE: treatment - emergent adverse event

21 Most Common TEAEs Demonstrate Favorable Tolerability Profile of DT120 ODT 1,2 Voyage Topline Results | August 2026 After Dosing Day Dosing Day TEAEs with Incidence ≥10% Placebo ODT (n=107) DT120 ODT (n=107) Placebo ODT (n=107) DT120 ODT (n=107) 0 2 (2%) 11 (10%) 80 (75%) Illusion 3 (3%) 3 (3%) 9 (8%) 41 (38%) Nausea 0 0 4 (4%) 28 (26%) Euphoric Mood 7 (7%) 12 (11%) 7 (7%) 26 (24%) Headache 0 0 3 (3%) 21 (20%) Feeling Abnormal 0 1 (1%) 2 (2%) 19 (18%) Disorientation 1 (1%) 1 (1%) 5 (5%) 14 (13%) Dizziness 0 0 4 (4%) 13 (12%) Crying 0 0 1 (1%) 12 (11%) Thinking Abnormal 0 0 4 (4%) 12 (11%) Paraesthesia 0 0 1 (1%) 12 (11%) Feeling of Body Temperature Change 0 3 (3%) 2 (2%) 11 (10%) Anxiety 0 1 (1%) 12 (11%) 8 (8%) Feeling of Relaxation 0 1 (1%) 2 (2%) 9 (8%) Hallucination, Visual 6 (6%) 1 (1%) 0 7 (7%) Insomnia 0 1 (1%) 1 (1%) 6 (6%) Emotional Disorder 1. Source: Voyage study documents. Safety population in study part A (through week 12). 2. Adverse events were collected in accordance with FDA Guidance for Psychedelic Drug Development, which includes expected effec ts characterized as positive, favorable, or neutral. ODT: orally disintegrating tablet; TEAE: treatment - emergent adverse event

22 1. Source: Voyage study documents. Safety population in study part A. Time at which participant first meets End of Session Chec kli st criteria. 2. Based on Interim analysis of EoSC as of August 10, 2026 from all dosing sessions in Emerge and Voyage and open - label dosing sessions in Panorama. ODT: orally disintegrating tablet; EoSC : End of Session Checklist DT120 ODT Dosing Session Duration Supports Translation into Clinical Practice 1 Voyage Topline Results | August 2026 39% 56% 80% 92% 46% 64% 86% 96% 0% 20% 40% 60% 80% 100% Hour 5 Hour 6 Hour 7 Hour 8 Time to End of Session Checklist (EoSC) Clearance Key Highlights ▪ Average time to clearance of EoSC of 6.4 hours in Voyage ▪ More than half of participants clear EoSC at hour 6 ▪ Over 90% participants clear EoSC by hour 8 ▪ Emerging evidence of predictable 5 to 8 hour sessions All Phase 3 Studies 2 Voyage (Part A)

Phase 3 Voyage Topline Results Part B – Interim Analysis Dan Karlin, MD Chief Medical Officer

Part B Disposition[1]



Part A
Part B
Progress at Time of Interim Analysis
Randomized
N=214
Safety population (n=214)
ITT population (n=214)
DT120 ODT
n=107
DT120 ODT
up to 4 times
n=87
in Extension Population[2]
Through Week 28 (n=44)
Through Week 36 (n=31)
Through Week 52 (n=14)
Placebo ODT
n=107
DT120 ODT
up to 4 times
n=90
in Extension Population[2]
Through Week 28 (n=53)
Through Week 36 (n=30)
Through Week 52 (n=8)

1. Based on interim analysis as of July 15, 2026. Interim analysis based on partial data and subject to change.
2. Extension population includes participants with at least one Part B visit completed.

ITT: intent-to-treat; ODT: orally disintegrating tablet

Voyage Topline Results | August 2026 ◆ 24

25 1. Based on interim analysis as of July 15, 2026. Extension population. Interim analysis based on partial data and subject to cha nge. 2. ITT population who entered Part B. Data based on Week 12 in Part A. CGI - S: Clinical Global Impressions – Severity Scale; HAM - A: Hamilton Anxiety Rating Scale; ITT: intent - to - treat; ODT: orally dis integrating tablet Part B Enrollment & Baseline Characteristics 1 Voyage Topline Results | August 2026 Total n=137 Placebo ODT n=75 DT120 ODT n=62 Demographic (Part B) 2 42.3 43.6 40.9 Mean age (years) 61% 68% 52% Sex, female (%) 76% 76% 76% Race (% white) n/a 21.2 16.8 HAM - A score at Part B Entry n/a 4.2 3.6 CGI - S score at Part B Entry

Treatment Patterns in Part B Provide Early Insights into Paradigm beyond 12 Weeks[1]

Definium THERAPEUTICS

Summary of Cumulative DT120 ODT Doses through Week 28



DT120 ODT in Part A[2]
Placebo ODT in Part A[2]
n=62
n=59
n=51
n=44
n=75
n=69
n=59
n=53
Week 16
Week 20
Week 24
Week 28
Part A Dose only
One OLTx
Two OLTx
Three OLTx

1. Based on interim analysis as of July 15, 2026. Extension population. Interim analysis based on partial data and subject to change.
2. n is the number of participants in the Extension population who had the specified number of doses up to the corresponding visit.

ITT: intent-to-treat; ODT: orally disintegrating tablet; OLTx open-label treatment

Voyage Topline Results | August 2026 ◆ 26

27 1. Based on interim analysis as of July 15, 2026. ITT Part A+B population with treatment policy strategy. Interim analysis bas ed on partial data and subject to change. 2. n is the number of participants in the ITT Part A+B population with non - missing HAM - A score at Baseline and the respective visit . HAM - A: Hamilton Anxiety Rating Scale; LS Mean: least squares mean; ODT: orally disintegrating tablet HAM - A Scores Improve Further with Additional Treatments in Part B Voyage Topline Results | August 2026 HAM - A Scores through Week 28 1,2 DT120 ODT in Part A Placebo ODT in Part A Part A Part B -16 -14 -12 -10 -8 -6 -4 -2 0 Week 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week 28 Mean Change in HAM - A Score 37 41 55 62 94 98 101 107 34 49 51 77 97 96 101 107 DT120 ODT, n= Baseline Placebo ODT, n= First Open - Label Dosing

28 Subsequent Treatments Further Improve Response and Remission Rates through Week 28 1,2 Voyage Topline Results | August 2026 Mild and Remission Rates in Part B Response Rates in Part B 1. Source: Voyage study documents. Based on interim analysis as of July 15, 2026. ITT Part A+B population. Interim analysis ba sed on partial data and subject to change. 2. Only includes participants who received DT120 ODT in Part A HAM - A: Hamilton Anxiety Rating Scale, ITT: intent - to - treat HAM - A Improvement ≥ 50% 44% 31% 44% 51% 60% 0% 10% 20% 30% 40% 50% 60% 70% Week 12 Week 16 Week 20 Week 24 Week 28 14% 11% 13% 15% 24% 51% 45% 46% 61% 65% 0% 10% 20% 30% 40% 50% 60% 70% Week 12 Week 16 Week 20 Week 24 Week 28 HAM - A ≤ 7 HAM - A < 16 37 41 55 62 94 n= 37 41 55 62 94 n=

Next Steps Rob Barrow Chief Executive Officer

Compelling Evidence Across Three Late-Stage Trials

Definium THERAPEUTICS

	Generalized Anxiety Disorder (GAD)			Major Depressive Disorder (MDD)	
	Phase 2b Study MMED008	Voyage	Panorama	Emerge	Ascend[2]
Primary endpoint[1] DT120 vs. placebo	**-7.7** ***(-21.9 DT120 vs. -14.2 placebo)*** at Week 12	**-5.4** ***(-11.6 DT120 vs. -6.2 placebo)*** at Week 12	*Anticipated Topline Readout September 2026*	**-8.1** ***(-13.3 DT120 vs. -5.2 placebo)*** at Week 6	*Anticipated Topline Readout 2027*
p-value	**<0.01**	**<0.0001**	TBD	**<0.0001**	TBD
Cohen's d	**0.81**	**0.81**	TBD	**0.83**	TBD

Robust data package supporting advancement of potential NDA submission for DT120 ODT

1. Primary endpoint in Voyage is the change from baseline in HAM-A total score at Week 12; in Study MMED008 the primary endpoint was change from baseline in HAM-A total score at week 4. Primary endpoint in Emerge and Ascend is the change from baseline in MADRS score at Week 6.
2. Clinical study designs subject to change based on ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols

HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial; Δ: placebo-adjusted delta; TBD: to be determined

Voyage Topline Results I August 2026 ◆ 30

Voyage Topline Results | August 2026 31 Opportunity to Deliver Significant Impact and Value Creation 1 1. Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (20 17). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates. Veeva COMPASS Open Claims An alysis Data on File, 2017 – 2025. 2. Assuming median Spravato ® surrogate pricing range; the price of DT120 ODT has not been established. GAD: generalized anxiety disorder; MDD: major depressive disorder; Rx: prescription Addressable market means potential 42,000 patient impact & $2 billion revenue opportunity per 1% penetration 2 50 million US Adults with GAD / MDD 26 million Diagnosed with GAD / MDD 13 million Rx Treated 4.2 million Failed by 2+ Rx Strong Patient Desire & Willingness Large & Expanding Treatment Network Payer Understanding & Intent Large & Growing Unmet Need

32 Building a Psychiatry Powerhouse with Two Distinct Drivers 1 1. Timing estimates subject to clinical progress and regulatory interactions. ASD: autism spectrum disorder; GAD: generalized anxiety disorder; MDD: major depressive disorder; ODT: orally disintegrating tab let; TLR: topline data readout Clinical & Regulatory Execution 2028 2027 2026 Commercial Execution Value Creation Expanding Site of Care Engagement & Commercial Footprint Accelerating Scheduling & Reimbursement Optimizing Patient Care Model Positive Voyage Topline Data Initial DT402 Data in ASD 2026 Panorama TLR September 2026 NDA for DT120 ODT Ascend TLR Commercial Launch GAD & MDD Voyage Topline Results | August 2026 Positive Emerge Topline Data

Q&A Session